Supplement dated December 13, 2012

to the Prospectus dated August 28, 2012 (the “Prospectus”) and Statement of Additional Information (“SAI”) dated August 28, 2012

Effective December 12, 2012, Frank Luisi replaced Dan Thibeault as co-portfolio manager of the GL Beyond Income Fund (the “Fund”) and shares primarily responsible for the management of the Fund’s investment portfolio.

The information regarding Dan Thibeault in the section titled “Portfolio Managers”, on page 16 of the Prospectus has been replaced with the following:

Frank Luisi, Vice President of the Adviser, is the Fund’s co-portfolio manager.  Mr. Luisi shares responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since December 2012.  Mr. Luisi is responsible for execution of investment strategies, risk management, and fund operations.  Prior to joining the Adviser in May 2011, Mr. Luisi was primarily engaged in pursuing an MBA from University of Virginia Darden School of Business during 2009 through 2011.  Mr. Luisi worked as a Summer Associate in Private Banking at Credit Suisse from June 2010 to August 2010.  From May 2005 to August 2009, Mr. Luisi managed marketing, underwriting, and risk management for Graduate Leverage, LLC’s student and consumer lending programs.  Mr. Luisi holds a B.A. degree in Economics from Colgate University and earned his MBA from University of Virginia Darden School of Business with a concentration in Asset Management.

The information regarding Mr. Thibeault. in the section titled “Portfolio Managers” on pages 19-20 of the SAI has been replaced with the following:

Mr. Tassone, President of the Adviser and Frank Luisi, Vice President of the Adviser are the Fund's co-portfolio managers.  Each share primary responsibility for management of the Fund's investment portfolio.  Mr. Tassone is compensated through a salary.  Mr. Luisi is compensated through a salary.

As of November 30, 2012, Mr. Luisi owned $10,001-$50,000 in Fund shares.  Mike Tassone owns $50,000 - $100,000 in Fund Shares.

As of November 30, 2012, Mr. Luisi was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

This Supplement, and the Prospectus and Statement of Additional Information both dated August 28, 2012, and the Supplements to the Statement of Additional Information dated October 5, 2012 and October 18, 2012 provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated August 28, 2012, and the Statement of Additional Information supplements have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.

Supplement dated December 13, 2012